Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                              U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Boston Gas Company (the "Corporation") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph F. Bodanza, Senior Vice President and Principal Financial and Accounting Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

                                                 /s/ Joseph F. Bodanza
                                                 ---------------------
                                          Name:  Joseph F. Bodanza
                                          Title: Senior Vice President and
                                                 Principal Financial and
                                                 Accounting Officer
                                          Date:  March 28, 2003


Note: A signed original of this written statement required by Section 906 has been provided to Boston Gas Company and will be retained by Boston Gas Company and furnished to the Securities and Exchange Commission or its staff upon request.